EXHIBIT 99.2
Platform Specialty Products Corporation
Unaudited Recasted Condensed Consolidated Financial Information
Overview
As previously reported, on July 20, 2018, Platform Specialty Products Corporation ("Platform" or the "Company") entered into a definitive agreement to sell Platform's Agricultural Solutions business, which consists of Arysta LifeScience Inc. and its subsidiaries (collectively, "Arysta"), to UPL Corporation Ltd. for $4.2 billion in cash, subject to adjustments (the "Announced Arysta Sale"). The Announced Arysta Sale is targeted to close on December 31, 2018, subject to customary closing conditions and regulatory approvals. Effective with the filing with the Securities and Exchange Commission of Platform's Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2018, Arysta will be reported as discontinued operations of Platform. However, subject to the covenants, events of default and provisions of the Company's credit agreement, as the Company's existing senior notes and term loans are not required to be immediately redeemed or repaid in connection with the Announced Arysta Sale, the related liabilities and interest expense will not be included in discontinued operations.
Basis of Presentation
The following unaudited recasted condensed consolidated financial information is comprised of Platform's unaudited recasted condensed consolidated balance sheets at June 30, 2018, March 31, 2018 and December 31, 2017 and 2016, and Platform's unaudited recasted condensed consolidated statements of operations for the six months ended June 30, 2018 and 2017, three months ended March 31, 2018 and 2017, and the years ended December 31, 2017, 2016 and 2015. This unaudited recasted condensed consolidated financial information is based upon the historical unaudited financial statements of Platform for the six months ended June 30, 2018 and 2017, and three months ended March 31, 2018 and 2017, and the historical audited financial statements of Platform for the years ended December 31, 2017, 2016 and 2015, in each case prepared in accordance with Article 11 of Regulation S-X.
The following unaudited recasted condensed consolidated financial information of Platform is presented to provide a timely illustration of the impact of the Announced Arysta Sale on the historical results of the combined company. However, this recasted information is intended for informational purposes only, and is not necessarily indicative of Platform's financial position and results of operations for any future periods, and future results may vary significantly from the results reflected in these recasted financial information. In addition, this recasted information does not reflect any potential reductions of previously allocated corporate costs or incremental costs Platform may potentially incur as an entity operating independently of Arysta. The Company's continuing operations include the existing senior notes and term loans and the related liabilities and interest expense.
Platform’s current estimates on a discontinued operations basis are preliminary and remain subject to change as the Company finalizes discontinued operations accounting to be reported in its Annual Report on Form 10-K for the year ending December 31, 2018.
This unaudited recasted condensed consolidated financial information should be read in conjunction with the following:

•
Platform's condensed consolidated financial statements and the notes thereto as of and for the six months ended June 30, 2018 and 2017, and Management's Discussion and Analysis of Financial Condition and Results of Operations included in Platform's Quarterly Reports on Form 10-Q for the quarters ended June 30, 2018 and 2017;

•
Platform's condensed consolidated financial statements and the notes thereto as of and for the three months ended March 31, 2018 and 2017, and Management's Discussion and Analysis of Financial Condition and Results of Operations included in Platform's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2018 and 2017;

•
Platform's consolidated financial statements and the notes thereto as of and for the years ended December 31, 2017, 2016 and 2015, and Management's Discussions and Analysis of Financial Condition and Results of Operations included in Platform's Annual Reports on Form 10-K for the years ended December 31, 2017, 2016 and 2015; and

•	The risk factors outlined under the caption "Risk Factors" within each of the Reports listed above.
Forward-Looking Statements
The following unaudited recasted condensed consolidated financial information includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended.  All statements other than statements of historical facts are “forward looking statements” for purposes of these provisions, including any projections of earnings, revenues or other financial items, any statements of the plans and objectives of management for future operations, any statements regarding future economic conditions or performance, and any statement of assumptions underlying any of the foregoing. Such forward-looking statements will often contain words such as “expect,” “anticipate,” “project,” “will,” “should,” “believe,” “intend,” “plan,” “assume,” “estimate,” “predict,” “believe,” “seek,” “continue,” “recasted,” “outlook,” “may,” “might,” “should,” “can have,” “likely,” “potential,” “target,” "hope" or "hopeful" and variation of such words and similar expressions. These projections and statements are based on management's estimates, assumptions and expectations with respect to future events and financial performance and are believed to be reasonable, though are inherently uncertain and difficult to predict. Actual results could differ materially from those expressed or implied in the forward-looking statements if one or more of the underlying estimates, assumptions or expectations prove to be inaccurate or are unrealized. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the Announced Arysta Sale; the risk that the outstanding regulatory clearances may not be obtained or may be delayed or obtained subject to conditions that are not anticipated; the risk that the transaction will not be consummated in a timely manner or by the targeted date; the risk that Platform will experience unanticipated delays or difficulties and transaction costs in consummating the transaction; the risk that any of the closing conditions to the transaction may not be satisfied in a timely manner or at all; the risk related to disruption from the transaction and the related diverting of management’s attention making it more difficult to maintain business and operational relationships; the failure to realize the benefits, efficiencies and cost savings expected from the transaction or related strategic initiatives; the impact of the transaction on Platform’s share price and market volatility; the effect of the announcement of the transaction on the ability of Platform to retain customers and suppliers, retain or hire key personnel, and maintain relationships with customers, suppliers and lenders; the effect of the transaction or the announcement and completion of related transactions on Platform’s operating results and businesses generally; completion of Platform's discontinued operations accounting to be reported in its Annual Report on Form 10-K for the year ending December 31, 2018; the impact of the U.S. Tax Cuts and Jobs Act of 2017 (the "Tax Reform") on Platform’s businesses; the impact of any future acquisitions or additional divestitures, restructurings, refinancings, and other unusual items, including Platform's ability to raise or retire debt or equity and to integrate and obtain the anticipated benefits, results and/or synergies from these items or other related strategic initiatives; and the possibility of more attractive strategic options arising in the future. Additional information concerning these and other factors that could cause Platform’s actual results to vary is, or will be, included in Platform’s periodic and other reports filed with the Securities and Exchange Commission. Platform undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

PLATFORM SPECIALTY PRODUCTS CORPORATION
RECASTED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Six Months Ended June 30, 2018			Three Months Ended March 31, 2018
(in millions, except per share amounts)	PAH Historical	Adjustments for Arysta Sale	PAH Recasted	PAH Historical	Adjustments for Arysta Sale	PAH Recasted
Net sales	$1,986.6	$(992.5)	$994.1	$964.1	$(471.6)	$492.5
Cost of sales	1,159.0	(590.7)	568.3	559.4	(278.0)	281.4
Gross profit	827.6	(401.8)	425.8	404.7	(193.6)	211.1
Operating expenses:
Selling, technical, general and administrative	557.0	(271.9)	285.1	277.0	(136.2)	140.8
Research and development	49.4	(26.8)	22.6	23.5	(12.1)	11.4
Total operating expenses	606.4	(298.7)	307.7	300.5	(148.3)	152.2
Operating profit	221.2	(103.1)	118.1	104.2	(45.3)	58.9
Other expense:
Interest expense, net	(157.7)	2.2	(155.5)	(78.2)	1.0	(77.2)
Foreign exchange gain	5.8	(0.7)	5.1	58.0	(50.5)	7.5
Other income, net	30.9	(17.2)	13.7	19.0	(7.2)	11.8
Total other expense	(121.0)	(15.7)	(136.7)	(1.2)	(56.7)	(57.9)
Income (loss) before income taxes and non-controlling interests	100.2	(118.8)	(18.6)	103.0	(102.0)	1.0
Income tax expense	(50.4)	10.5	(39.9)	(65.0)	55.1	(9.9)
Net income (loss)	49.8	(108.3)	(58.5)	38.0	(46.9)	(8.9)
Net income attributable to the non-controlling interests	(0.5)	(0.2)	(0.7)	(0.7)	(0.6)	(1.3)
Net income (loss) attributable to common stockholders	$49.3	$(108.5)	$(59.2)	$37.3	$(47.5)	$(10.2)
Earnings (Loss) per share
Basic	$0.17		$(0.21)	$0.13		$(0.04)
Diluted	$0.17		$(0.21)	$0.13		$(0.04)
Weighted average common shares outstanding
Basic	288.0		288.0	287.9		287.9
Diluted	297.9		288.0	293.8		287.9

PLATFORM SPECIALTY PRODUCTS CORPORATION
RECASTED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Year Ended December 31, 2017			Six Months Ended June 30, 2017			Three Months Ended March 31, 2017
(in millions, except per share amounts)	PAH Historical (*)	Adjustments for Arysta Sale	PAH Recasted	PAH Historical	Adjustments for Arysta Sale	PAH Recasted	PAH Historical	Adjustments for Arysta Sale	PAH Recasted
Net sales	$3,775.9	$(1,897.3)	$1,878.6	$1,802.9	$(893.5)	$909.4	$861.8	$(414.7)	$447.1
Cost of sales	2,186.9	(1,122.1)	1,064.8	1,024.6	(508.6)	516.0	483.4	(233.1)	250.3
Gross profit	1,589.0	(775.2)	813.8	778.3	(384.9)	393.4	378.4	(181.6)	196.8
Operating expenses:
Selling, technical, general and administrative	1,098.6	(531.4)	567.2	541.7	(261.7)	280.0	257.4	(119.0)	138.4
Research and development	98.4	(52.0)	46.4	46.7	(24.1)	22.6	21.6	(10.7)	10.9
Goodwill impairment	160.0	(160.0)	—	—	—	—	—	—	—
Total operating expenses	1,357.0	(743.4)	613.6	588.4	(285.8)	302.6	279.0	(129.7)	149.3
Operating profit	232.0	(31.8)	200.2	189.9	(99.1)	90.8	99.4	(51.9)	47.5
Other expense:
Interest expense, net	(341.6)	4.7	(336.9)	(174.4)	2.8	(171.6)	(89.4)	1.6	(87.8)
Foreign exchange loss	(107.5)	53.8	(53.7)	(72.5)	36.2	(36.3)	(12.6)	7.3	(5.3)
Other (expense) income, net	(71.9)	1.9	(70.0)	3.2	(0.4)	2.8	(2.3)	3.5	1.2
Total other expense	(521.0)	60.4	(460.6)	(243.7)	38.6	(205.1)	(104.3)	12.4	(91.9)
Loss before income taxes and non-controlling interests	(289.0)	28.6	(260.4)	(53.8)	(60.5)	(114.3)	(4.9)	(39.5)	(44.4)
Income tax (expense) benefit	(6.6)	75.2	68.6	(29.8)	8.0	(21.8)	(18.7)	0.9	(17.8)
Net loss	(295.6)	103.8	(191.8)	(83.6)	(52.5)	(136.1)	(23.6)	(38.6)	(62.2)
Net income attributable to the non-controlling interests	(0.6)	(1.7)	(2.3)	(1.9)	(0.1)	(2.0)	(0.8)	(1.1)	(1.9)
Net loss attributable to common stockholders	$(296.2)	$102.1	$(194.1)	$(85.5)	$(52.6)	$(138.1)	$(24.4)	$(39.7)	$(64.1)
Loss per share
Basic	$(1.04)		$(0.68)	$(0.30)		$(0.48)	$(0.09)		$(0.23)
Diluted	$(1.04)		$(0.68)	$(0.30)		$(0.48)	$(0.09)		$(0.23)
Weighted average common shares outstanding
Basic	286.1		286.1	285.3		285.3	284.5		284.5
Diluted	286.1		286.1	285.3		285.3	284.5		284.5
(*) Historical balance recasted for the application of ASU 2017-07, "Compensation-Retirement Benefits (Topic 715)," whereas $10.7 million of pension expense for the year ended December 31, 2017, previously reported as "Selling, technical, general and administrative" expense, were reclassified to "Other (expense) income, net."

PLATFORM SPECIALTY PRODUCTS CORPORATION
RECASTED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Year Ended December 31, 2016			Year Ended December 31, 2015
(in millions, except per share amounts)	PAH Historical (*)	Adjustments for Arysta Sale	PAH Recasted	PAH Historical (*)	Adjustments for Arysta Sale	PAH Recasted
Net sales	$3,585.9	$(1,815.8)	$1,770.1	$2,542.3	$(1,741.6)	$800.7
Cost of sales	2,078.2	(1,085.4)	992.8	1,550.4	(1,137.1)	413.3
Gross profit	1,507.7	(730.4)	777.3	991.9	(604.5)	387.4
Operating expenses:
Selling, technical, general and administrative	1,121.0	(524.7)	596.3	860.1	(520.2)	339.9
Research and development	84.4	(39.4)	45.0	62.8	(37.4)	25.4
Goodwill impairment	46.6	—	46.6	—	—	—
Total operating expenses	1,252.0	(564.1)	687.9	922.9	(557.6)	365.3
Operating profit	255.7	(166.3)	89.4	69.0	(46.9)	22.1
Other expense:
Interest expense, net	(375.7)	3.4	(372.3)	(213.9)	7.2	(206.7)
Foreign exchange loss	(14.1)	(20.4)	(34.5)	(43.4)	16.5	(26.9)
Other income (expense), net	86.0	(0.4)	85.6	(41.0)	(0.1)	(41.1)
Total other expense	(303.8)	(17.4)	(321.2)	(298.3)	23.6	(274.7)
Loss before income taxes and non-controlling interests	(48.1)	(183.7)	(231.8)	(229.3)	(23.3)	(252.6)
Income tax (expense) benefit	(28.6)	69.9	41.3	(75.1)	79.0	3.9
Net loss	(76.7)	(113.8)	(190.5)	(304.4)	55.7	(248.7)
Net loss (income) attributable to the non-controlling interests	3.0	2.6	5.6	(4.2)	5.3	1.1
Net loss attributable to stockholders	(73.7)	(111.2)	(184.9)	(308.6)	61.0	(247.6)
Gain on amendment of Series B Convertible Preferred Stock	32.9	—	32.9	—	—	—
Net loss attributable to common stockholders	$(40.8)	$(111.2)	$(152.0)	$(308.6)	$61.0	$(247.6)
Loss per share
Basic	$(0.17)		$(0.62)	$(1.52)		$(1.22)
Diluted	$(0.65)		$(1.06)	$(1.52)		$(1.22)
Weighted average common shares outstanding
Basic	243.3		243.3	203.2		203.2
Diluted	272.3		272.3	203.2		203.2
(*) Historical balance recasted for the application of ASU 2017-7, whereas $2.3 million and $2.6 million of pension expense for the years ended December 31, 2016 and 2015, respectively, previously reported as "Selling, technical, general and administrative" expense, was reclassified to "Other income (expense), net."

PLATFORM SPECIALTY PRODUCTS CORPORATION
RECASTED CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	June 30, 2018			March 31, 2018
(in millions)	PAH Historical	Adjustments for Arysta Sale	PAH Recasted	PAH Historical	Adjustments for Arysta Sale	PAH Recasted
Assets
Cash and cash equivalents	$442.4	$(162.1)	$280.3	$412.6	$(150.5)	$262.1
Accounts receivable, net	1,241.4	(838.3)	403.1	1,270.9	(850.0)	420.9
Inventories	583.8	(373.2)	210.6	611.6	(401.2)	210.4
Prepaid expenses	47.3	(28.9)	18.4	48.4	(24.0)	24.4
Other current assets	186.9	(152.4)	34.5	208.6	(167.3)	41.3
Total current assets	2,501.8	(1,554.9)	946.9	2,552.1	(1,593.0)	959.1
Property, plant and equipment, net	429.7	(153.5)	276.2	451.0	(166.8)	284.2
Goodwill	4,043.8	(1,825.4)	2,218.4	4,276.4	(1,978.3)	2,298.1
Intangible assets, net	2,896.7	(1,799.4)	1,097.3	3,126.6	(1,972.3)	1,154.3
Other assets	106.4	(70.6)	35.8	141.1	(102.7)	38.4
Total assets	$9,978.4	$(5,403.8)	$4,574.6	$10,547.2	$(5,813.1)	$4,734.1
Liabilities & stockholders' equity
Accounts payable	$464.4	$(343.3)	$121.1	$498.1	$(380.1)	$118.0
Current installments of long-term debt and revolving credit facilities	138.8	(67.1)	71.7	116.3	(51.1)	65.2
Accrued expenses and other current liabilities	582.4	(379.1)	203.3	620.9	(453.9)	167.0
Total current liabilities	1,185.6	(789.5)	396.1	1,235.3	(885.1)	350.2
Debt and capital lease obligations	5,402.0	(4.7)	5,397.3	5,495.2	(4.5)	5,490.7
Pension and post-retirement benefits	65.7	(12.1)	53.6	70.1	(13.6)	56.5
Deferred income taxes	524.9	(369.5)	155.4	569.3	(393.9)	175.4
Contingent consideration	80.7	—	80.7	79.7	—	79.7
Other liabilities	115.1	(38.4)	76.7	130.6	(48.1)	82.5
Total liabilities	7,374.0	(1,214.2)	6,159.8	7,580.2	(1,345.2)	6,235.0
Total equity	2,604.4	(4,189.6)	(1,585.2)	2,967.0	(4,467.9)	(1,500.9)
Total liabilities and stockholders' equity	$9,978.4	$(5,403.8)	$4,574.6	$10,547.2	$(5,813.1)	$4,734.1

PLATFORM SPECIALTY PRODUCTS CORPORATION
RECASTED CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	December 31, 2017			December 31, 2016
(in millions)	PAH Historical	Adjustments for Arysta Sale	PAH Recasted	PAH Historical	Adjustments for Arysta Sale	PAH Recasted
Assets
Cash and cash equivalents	$477.8	$(219.4)	$258.4	$422.6	$(186.5)	$236.1
Accounts receivable, net	1,140.3	(740.5)	399.8	1,050.9	(699.7)	351.2
Inventories	490.4	(304.0)	186.4	416.4	(251.3)	165.1
Prepaid expenses	42.8	(22.6)	20.2	71.3	(53.9)	17.4
Other current assets	189.3	(145.6)	43.7	110.0	(69.3)	40.7
Total current assets	2,340.6	(1,432.1)	908.5	2,071.2	(1,260.7)	810.5
Property, plant and equipment, net	452.3	(164.9)	287.4	460.5	(155.8)	304.7
Goodwill	4,201.2	(1,948.6)	2,252.6	4,178.9	(2,046.4)	2,132.5
Intangible assets, net	3,137.3	(1,976.5)	1,160.8	3,233.3	(2,024.4)	1,208.9
Other assets	121.0	(78.5)	42.5	110.2	(79.2)	31.0
Total assets	$10,252.4	$(5,600.6)	$4,651.8	$10,054.1	$(5,566.5)	$4,487.6
Liabilities & stockholders' equity
Accounts payable	$461.8	$(350.6)	$111.2	$383.6	$(276.2)	$107.4
Current installments of long-term debt and revolving credit facilities	38.9	(28.8)	10.1	116.1	(86.3)	29.8
Accrued expenses and other current liabilities	591.1	(385.5)	205.6	583.0	(379.2)	203.8
Total current liabilities	1,091.8	(764.9)	326.9	1,082.7	(741.7)	341.0
Debt and capital lease obligations	5,440.6	(3.5)	5,437.1	5,122.9	(2.6)	5,120.3
Pension and post-retirement benefits	69.0	(12.7)	56.3	73.8	(10.3)	63.5
Deferred income taxes	579.6	(409.6)	170.0	663.2	(443.9)	219.3
Contingent consideration	79.2	—	79.2	75.8	—	75.8
Other liabilities	132.2	(46.7)	85.5	145.9	(57.4)	88.5
Total liabilities	7,392.4	(1,237.4)	6,155.0	7,164.3	(1,255.9)	5,908.4
Redeemable preferred stock - Series B	—	—	—	—	—	—
Total equity	2,860.0	(4,363.2)	(1,503.2)	2,889.8	(4,310.6)	(1,420.8)
Total liabilities and stockholders' equity	$10,252.4	$(5,600.6)	$4,651.8	$10,054.1	$(5,566.5)	$4,487.6

PLATFORM SPECIALTY PRODUCTS CORPORATION
RECASTED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended June 30, 2018			Three Months Ended March 31, 2018
(in millions)	PAH Historical	Adjustments for Arysta Sale	PAH Recasted	PAH Historical	Adjustments for Arysta Sale	PAH Recasted
Cash flows from operating activities:
Net income (loss)	$49.8	$(108.3)	$(58.5)	$38.0	$(46.9)	$(8.9)
Reconciliation of net income (loss) to net cash flows used in operating activities:
Depreciation and amortization	183.5	(103.7)	79.8	91.7	(51.5)	40.2
Deferred income taxes	(21.4)	3.4	(18.0)	(22.3)	21.7	(0.6)
Foreign exchange gain	(22.8)	15.1	(7.7)	(67.5)	58.9	(8.6)
Other, net	11.4	(5.8)	5.6	(3.2)	(1.3)	(4.5)
Changes in assets and liabilities, net of acquisitions:
Accounts receivable	(167.8)	156.5	(11.3)	(131.0)	119.3	(11.7)
Inventories	(112.3)	85.2	(27.1)	(105.2)	88.2	(17.0)
Accounts payable	24.3	(12.1)	12.2	33.1	(28.2)	4.9
Accrued expenses	9.4	(8.4)	1.0	22.8	(62.3)	(39.5)
Prepaid expenses and other current assets	(34.3)	51.8	17.5	(27.0)	33.1	6.1
Other assets and liabilities	(11.5)	5.3	(6.2)	9.5	(19.3)	(9.8)
Net cash flows used in operating activities	$(91.7)	$79.0	$(12.7)	$(161.1)	$111.7	$(49.4)
Cash flows from investing activities:
Capital expenditures	$(24.3)	$13.3	$(11.0)	$(10.0)	$5.2	$(4.8)
Investment in registrations of products	(20.3)	20.3	—	(13.2)	13.2	—
Proceeds from beneficial interests on sold accounts receivable	34.2	(34.2)	—	10.0	(10.0)	—
Proceeds from disposal of property, plant and equipment	1.9	(0.3)	1.6	—	—	—
Other, net	(24.2)	21.8	(2.4)	20.0	4.2	24.2
Net cash flows (used in) provided by investing activities	$(32.7)	$20.9	$(11.8)	$6.8	$12.6	$19.4
Cash flows from financing activities:
Net cash flows provided by financing activities	$103.2	$(44.1)	$59.1	$74.2	$(22.7)	$51.5

PLATFORM SPECIALTY PRODUCTS CORPORATION
RECASTED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended June 30, 2017			Three Months Ended March 31, 2017
(in millions)	PAH Historical	Adjustments for Arysta Sale	PAH Recasted	PAH Historical	Adjustments for Arysta Sale	PAH Recasted
Cash flows from operating activities:
Net loss	$(83.6)	$(52.5)	$(136.1)	$(23.6)	$(38.6)	$(62.2)
Reconciliation of net loss to net cash flows used in operating activities:
Depreciation and amortization	172.9	(96.4)	76.5	85.9	(48.2)	37.7
Deferred income taxes	(19.9)	(2.4)	(22.3)	(14.2)	6.9	(7.3)
Foreign exchange loss	70.2	(35.0)	35.2	13.7	(8.7)	5.0
Other, net	41.2	(13.4)	27.8	12.8	(0.8)	12.0
Changes in assets and liabilities, net of acquisitions:
Accounts receivable	(72.4)	60.5	(11.9)	(120.1)	119.0	(1.1)
Inventories	(86.5)	60.6	(25.9)	(83.9)	67.7	(16.2)
Accounts payable	41.1	(38.7)	2.4	32.9	(26.7)	6.2
Accrued expenses	(14.7)	20.5	5.8	(15.9)	6.4	(9.5)
Prepaid expenses and other current assets	(47.0)	20.3	(26.7)	(2.6)	(7.4)	(10.0)
Other assets and liabilities	(11.6)	22.1	10.5	(4.5)	2.1	(2.4)
Net cash flows used in operating activities	$(10.3)	$(54.4)	$(64.7)	$(119.5)	$71.7	$(47.8)
Cash flows from investing activities:
Capital expenditures	$(28.7)	$10.9	$(17.8)	$(14.9)	$4.0	$(10.9)
Investment in registrations of products	(18.1)	18.1	—	(12.9)	12.9	—
Proceeds from beneficial interests on sold accounts receivable	2.4	(2.4)	—	0.1	(0.1)	—
Proceeds from disposal of property, plant and equipment	4.0	0.1	4.1	4.0	—	4.0
Other, net	(5.0)	0.4	(4.6)	(1.7)	0.4	(1.3)
Net cash flows used in investing activities	$(45.4)	$27.1	$(18.3)	$(25.4)	$17.2	$(8.2)
Cash flows from financing activities:
Net cash flows provided by financing activities	$42.0	$38.5	$80.5	$78.9	$(2.8)	$76.1

PLATFORM SPECIALTY PRODUCTS CORPORATION
RECASTED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Year Ended December 31, 2017			Year Ended December 31, 2016
(in millions)	PAH Historical	Adjustments for Arysta Sale	PAH Recasted	PAH Historical	Adjustments for Arysta Sale	PAH Recasted
Cash flows from operating activities:
Net loss	$(295.6)	$103.8	$(191.8)	$(76.7)	$(138.3)	$(215.0)
Reconciliation of net loss to net cash flows used in operating activities:
Depreciation and amortization	354.2	(198.2)	156.0	342.3	(183.9)	158.4
Deferred income taxes	(126.6)	(37.8)	(164.4)	(57.4)	(42.4)	(99.8)
Amortization of inventory step-up	—	—	—	11.7	—	11.7
Foreign exchange loss	114.0	(68.2)	45.8	43.8	(9.8)	34.0
Goodwill impairment	160.0	(160.0)	—	46.6	—	46.6
Gain on settlement agreement related to Series B Convertible	—	—	—	(103.0)	—	(103.0)
Other, net	89.9	(14.8)	75.1	85.2	(16.2)	69.0
Changes in assets and liabilities, net of acquisitions:
Accounts receivable	(41.4)	19.9	(21.5)	(19.1)	(24.1)	(43.2)
Inventories	(30.3)	21.1	(9.2)	70.4	(62.8)	7.6
Accounts payable	50.0	(53.3)	(3.3)	(67.3)	58.1	(9.2)
Accrued expenses	(9.2)	11.7	2.5	38.8	(12.3)	26.5
Prepaid expenses and other current assets	(78.8)	65.8	(13.0)	(3.7)	19.5	15.8
Other assets and liabilities	(44.0)	124.7	80.7	(130.2)	158.5	28.3
Net cash flows provided by (used in) operating activities	$142.2	$(185.3)	$(43.1)	$181.4	$(253.7)	$(72.3)
Cash flows from investing activities:
Capital expenditures	$(59.4)	$28.6	$(30.8)	$(56.3)	$23.7	$(32.6)
Investment in registrations of products	(40.7)	40.7	—	(36.4)	36.4	—
Proceeds from beneficial interests on sold accounts receivable	40.1	(40.1)	—	3.4	(3.4)	—
Proceeds from disposal of property, plant and equipment	17.5	(0.6)	16.9	20.6	(11.2)	9.4
Other, net	(5.0)	—	(5.0)	(2.1)	(0.8)	(2.9)
Net cash flows used in investing activities	$(47.5)	$28.6	$(18.9)	$(70.8)	$44.7	$(26.1)
Cash flows from financing activities:
Net cash flows (used in) provided by financing activities	$(67.4)	$74.5	$7.1	$(102.2)	$(19.9)	$(122.1)

PLATFORM SPECIALTY PRODUCTS CORPORATION
ADDITIONAL RECASTED FINANCIAL INFORMATION
(Unaudited)

	Six Months Ended June 30,
($ amounts in millions)	2018	2017	Reported	Constant Currency
Adjusted EBITDA
PAH historical	$433.2	$398.3	9%	3%
Adjustment for Arysta sale	(219.7)	(208.4)
Adjusted EBITDA from continuing operations	$213.5	$189.9	12%	6%

	Three Months Ended March 31,
($ amounts in millions)	2018	2017	Reported	Constant Currency
Adjusted EBITDA
PAH historical	$207.2	$193.1	7%	(3)%
Adjustment for Arysta sale	(103.1)	(98.7)
Adjusted EBITDA from continuing operations	$104.1	$94.4	10%	2%

	Year Ended December 31
($ amounts in millions)	2017	2016	Reported	Constant Currency
Adjusted EBITDA
PAH historical	$820.9	$769.5	7%	7%
Adjustment for Arysta sale	(419.7)	(401.1)
Adjusted EBITDA from continuing operations	$401.2	$368.4	9%	9%

NON-GAAP MEASURES
To supplement the financial measures prepared in accordance with GAAP, Platform has provided in this release the following non-GAAP financial measures: EBITDA, adjusted EBITDA, organic sales growth and adjusted earnings (loss) per share. Platform also evaluates and presents its results of operations on a constant currency basis.
Management internally reviews each of the non-GAAP measures mentioned above to evaluate performance on a comparative period-to-period basis in terms of absolute performance, trends and expected future performance with respect to the Company’s business, and believes that these non-GAAP measures provide investors with an additional perspective on trends and underlying operating results on a period-to-period comparable basis.  Platform also believes that investors find this information helpful in understanding the ongoing performance of its operations separate from items that may have a disproportionate positive or negative impact on its financial results in any particular period or are considered to be costs associated with its capital structure.  These non-GAAP financial measures, however, have limitations as analytical tools, and should not be considered in isolation from, a substitute for, or superior to, the related financial information that Platform reports in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements, and may not be completely comparable to similarly titled measures of other companies due to potential differences in calculation methods. In addition, these measures are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded or included in determining these non-GAAP financial measures. Investors are encouraged to review the reconciliations of these non-GAAP financial measures to their most comparable GAAP financial measures included in this press release, and not to rely on any single financial measure to evaluate Platform’s businesses.
Constant Currency:
The Company discloses net sales and adjusted EBITDA on a constant currency basis by adjusting to exclude the impact of changes due to the translation of foreign currencies of its international locations into U.S. dollar. Management believes this non-GAAP financial information facilitates period-to-period comparison in the analysis of trends in business performance, thereby providing valuable supplemental information regarding its results of operations, consistent with how the Company internally evaluates its financial results.
The impact of foreign currency translation is calculated by converting the Company's current-period local currency financial results into U.S. dollar using the prior period's exchange rates and comparing these adjusted amounts to its prior period reported results. The difference between actual growth rates and constant currency growth rates represents the impact of foreign currency translation.
Organic Sales Growth:
Organic sales growth is defined as net sales excluding the impact of foreign currency translation, changes due to the pass-through pricing of certain metals, and acquisitions and/or divestitures, as applicable. Management believes this non-GAAP financial measure provides investors with a more complete understanding of the underlying net sales trends by providing comparable sales over differing periods on a consistent basis.

The following tables reconcile GAAP reported net sales growth to organic sales growth for the periods presented:

	Six Months Ended June 30,		Three Months Ended March 31,		Year Ended December 31,
	2018	2017	2018	2017	2017	2016
Net Sales Growth	9%	6%	10%	6%	6%	121%
Impact of Currency	(5)%	2%	(7)%	2%	—%	2%
Constant Currency	4%	8%	3%	9%	6%	123%
Change in Pass-Through Metals Pricing	—%	(3)%	1%	(3)%	(1)%	(2)%
Acquisitions/ (Divestitures)	—%	—%	—%	(1)%	—%	(120)%
Organic Sales Growth	4%	5%	4%	5%	4%	1%
NOTE: Totals may not sum due to rounding.
For the six months ended June 30, 2018 and 2017, pass-through metals pricing had (negative) positive impact of $(2.6) million and $21.9 million, respectively. Acquisitions had a positive impact of $1.2 million and $2.8 million, respectively.
For the three months ended March 31, 2018 and 2017, pass-through metals pricing had (negative) positive impact of $(2.6) million and $13.0 million, respectively. For the three months ended March 31, 2017, acquisitions had a positive impact of $2.8 million.
For the years ended December 31, 2017 and 2016, pass-through metals pricing had a positive impact of $23.6 million and $12.6 million, respectively. Acquisitions had a positive impact of $2.8 million and $965 million, respectively.
Adjusted Earnings Per Share:
Adjusted earnings per share from continuing operations is defined as net income (loss) from continuing operations attributable to common stockholders adjusted to reflect adjustments consistent with the Company's definition of adjusted EBITDA. Additionally, the Company eliminates the amortization associated with intangibles assets recognized in purchase accounting for acquisitions. Further, the Company adjusts its effective tax rate to 34% for the six months ended June 30, 2018 and the three months ended March 31, 2018, and 35% for the six months ended June 30, 2017, three months ended March 31, 2017 and the twelve months ended December 31, 2017 and 2016, as described in footnote (13) under the reconciliation tables below. The resulting adjusted net income from continuing operations attributable to common stockholders is then divided by Platform's outstanding number of shares of common stock plus the number of shares that would be issued if all Platform's convertible stock was converted to common stock, stock options were vested and exercised, and awarded equity grants were vested at each period presented. Adjusted earnings per share from continuing operations is a key metric used by management to measure operating performance and trends as management believes the exclusion of certain expenses in calculating adjusted earnings per share facilitates operating performance comparisons on a period-to-period basis.

The following tables reconciles GAAP "Net (loss) income attributable to common stockholders" to "Adjusted net income from continuing operations attributable to common stockholders" and presents the adjusted number of common shares used in calculating adjusted earnings per share for each period presented below:

		Six Months Ended June 30,		Three Months Ended March 31,
(in millions, except per share amounts)		2018	2017	2018	2017
Net income (loss) attributable to common stockholders		$49.3	$(85.5)	$37.3	$(24.4)
Income from discontinued operations, net of tax		(108.3)	(52.5)	(46.9)	(38.6)
Net (loss) from discontinued operations attributable to the non-controlling interests		(0.2)	(0.1)	(0.6)	(1.1)
Net loss from continuing operations attributable to common stockholders		(59.2)	(138.1)	(10.2)	(64.1)
Adjustments:
Reversal of amortization expense	(1)	56.9	54.0	28.5	26.6
Restructuring expense	(2)	3.3	7.3	1.7	2.3
Acquisition and integration costs	(4)	4.5	3.5	1.0	3.1
Legal settlement	(5)	—	(10.6)	—	—
Foreign exchange (gain) loss on foreign denominated external and internal long-term debt	(6)	(3.1)	37.8	(7.7)	4.2
Debt refinancing costs	(7)	—	13.8	—	1.0
Gain on sale of equity investment	(11)	(11.3)	—	(11.3)	—
Other, net	(12)	3.4	4.3	2.0	2.7
Tax effect of pre-tax non-GAAP adjustments	(13)	(18.3)	(38.5)	(4.8)	(14.0)
Adjustment to estimated effective tax rate	(13)	46.3	61.8	9.5	33.4
Adjustment to reverse income attributable to certain non-controlling interests	(14)	0.6	1.9	1.2	1.9
Adjusted net income (loss) from continuing operations attributable to common stockholders		$23.1	$(2.8)	$9.9	$(2.9)

Adjusted earnings (loss) per share	(15)	$0.08	$(0.01)	$0.03	$(0.01)

Adjusted common shares outstanding	(15)	302.0	300.3	302.0	300.3

		Twelve Months Ended December 31,
(in millions, except per share amounts)		2017	2016
Net loss attributable to common stockholders		$(296.2)	$(40.8)
Loss (income) from discontinued operations, net of tax		103.8	(113.8)
Net (loss) income from discontinued operations attributable to the non-controlling interests		(1.7)	2.6
Net loss from continuing operations attributable to common stockholders		(194.1)	(152.0)
Adjustments:
Reversal of amortization expense	(1)	109.6	109.1
Restructuring expense	(2)	23.5	25.0
Amortization of inventory step-up	(3)	—	11.7
Acquisition and integration costs	(4)	4.1	25.1
Legal settlement	(5)	(10.8)	—
Foreign exchange loss on foreign denominated external and internal long-term debt	(6)	53.4	25.8
Debt refinancing costs	(7)	83.1	19.7
Goodwill impairment	(8)	—	46.6
Gain on settlement agreement related to Series B Convertible Preferred Stock	(9)	—	(103.0)
Non-cash change in fair value of preferred stock redemption liability	(9)	—	5.0
Pension Plan Settlement	(10)	10.5	1.7
Other, net	(12)	4.9	14.6
Tax effect of pre-tax non-GAAP adjustments	(13)	(97.4)	(63.5)
Adjustment to estimated effective tax rate	(13)	22.5	39.9
Gain on amendment of Series B Convertible Preferred Stock	(9)	—	(32.9)
Adjustment to reverse income (loss) attributable to certain non-controlling interests	(14)	2.1	(5.9)
Adjusted net income (loss) from continuing operations attributable to common stockholders		$11.4	$(33.1)

Adjusted earnings (loss) per share	(15)	$0.04	$(0.12)

Adjusted common shares outstanding	(15)	300.1	282.3

(1)
The Company eliminates the amortization associated with intangible assets recognized in purchase accounting for acquisitions. The Company believes this adjustment provides insight with respect to the cash flows necessary to maintain and enhance the Company's product portfolio.

(2)
The Company adjusts for costs of restructuring its operations, including those related to its acquired businesses. The Company adjusts these costs because it believes they are not reflective of ongoing operations.

(3)
Adjustment for purchase accounting fair value adjustment to inventory associated with the acquisitions of Alent plc and OMG Electronic Chemicals (M) Sdn Bhd ("OMG Malaysia"), charged to cost of sales. The Company adjusts these costs because they are not considered to be reflective of ongoing operations.

(4)
The Company adjusts for costs associated with acquisition and integration activity, including costs of obtaining related financing such as investment banking, legal and accounting fees, and transfer taxes. The Company adjusts these costs because it believes they are not reflective of ongoing operations.

(5)
The Company adjusts for certain legal settlements which it believes are not considered reflective of ongoing operations, including the 2017 settlement agreement between MacDermid Printing Solutions LLC (now known as MacDermid Graphics Solutions LLC) and E.I. du Pont de Nemours and Company (now known as DowDuPont Inc.).

(6)
The Company adjusts for foreign exchanges gains and losses on long-term intercompany and third-party debt because it expects the period-to-period movement of these currencies to offset on a long-term basis and, due to their long-term nature, are not fully realized. The Company does not exclude foreign exchange gains and losses on short-term intercompany and third-party payables and receivables.

(7)	The Company adjusts for costs related to its 2017 term loans refinancings because it believes they are not reflective of ongoing operations.

(8)
The Company recorded non-cash impairment charges of $46.6 million related to its Performance Solutions segment in 2016. The Company adjusts these charges because they are not considered to be reflective of ongoing operations.

(9)
The Company accounted for a settlement agreement amending its Series B Convertible Preferred Stock and, as a result, recognized gains in net income of $103 million and income available to common stockholders of $32.9 million related to this amendment. Further, the Company recognized a full-year net loss of $5.0 million related to the adjustment of the Series B Convertible Preferred Stock to fair value subsequent to this amendment. The Company adjusted these gains and losses because they are not considered to be representative of ongoing operations. These gains and losses were included in income available to common stockholders for the computation of GAAP basic earnings per share; however, they were excluded for the calculation of GAAP diluted earnings per share.

(10)	The Company adjusts for costs related to pension plan settlements and curtailments. 2017 adjustments related primarily to the settlement of the Company's pension obligation in the United Kingdom. The Company adjusts these costs because they are not considered to be reflective of ongoing operations.

(11)	The Company adjusts for a gain on the sale of an equity investment in 2018 because it believes it is not reflective of ongoing operations.

(12)
The Company adjusts for non-cash changes in the fair value of contingent consideration for all periods presented. The Company's 2017 adjustments include a non-recurring severance payment to a senior executive. The Company adjusts these costs because they are not considered to be reflective of ongoing operations.

(13)
The Company adjusts its effective tax rate to 34% for the six months ended June 30, 2018 and the three months ended March 31, 2018. This adjustment does not reflect the Company’s current or near-term tax structure, including limitations on its ability to utilize net operating losses and foreign tax credits in certain jurisdictions. These factors significantly increase the Company's effective tax rate from 34%. The Company also applies an effective tax rate of 34% to pre-tax non-GAAP adjustments. For the six months ended June 30, 2017, the three months ended March 31, 2017, and the twelve months ended December 31, 2017 and 2016, before the enactment of the Tax Reform in December 2017, the Company adjusted its effective tax rate to 35%. The Company adjusts the effective tax rates because it believes it provides a meaningful comparison of its performance between periods.

(14)
The Company adjusts for the income or loss attributable to non-controlling interest created at the time of the acquisition of MacDermid, Incorporated because holders of such equity interest are expected to convert their holdings into shares of Platform's common stock. The Company adjusts these non-controlling interests because it believes they are not reflective of ongoing operations.

(15)
The Company defines "Adjusted common shares" as the outstanding shares of Platform's common stock at each period presented plus the number of shares that would be issued if all Platform's convertible stock were converted into common stock, stock options were vested and exercised, and awarded equity grants were vested at each period presented. The Company adjusts the outstanding shares of Platform's common stock for this calculation to provide an understanding of the Company’s results of operations on a per share basis. See table below for further information.

NON-GAAP ADJUSTED COMMON SHARES (Unaudited)
The following table shows Platform's adjusted common shares outstanding at each period presented which consists of Platform's outstanding number of shares of common stock plus the number of shares that would be issued if all Platform's convertible stock was converted to common stock, stock options were vested and exercised, and awarded equity grants were vested at each period presented:

	Twelve Months Ended December 31,
(in millions)	2017	2016
Basic outstanding common shares	286.6	255.4
Number of shares issuable upon conversion of Series B Convertible Preferred Stock	—	16.6
Number of shares issuable upon conversion of PDH Common Stock	5.5	7.9
Number of shares issuable upon conversion of Series A Preferred Stock	2.0	2.0
Number of shares issuable upon vesting and exercise of Stock Options	0.7	0.6
Number of shares issuable upon vesting of granted Equity Awards	5.3	4.0
Net impact of pending Series B Convertible Preferred Stock actions	—	(4.2)
Adjusted common shares outstanding	300.1	282.3

	Six Months Ended June 30,		Three Months Ended March 31,
(in millions)	2018	2017	2018	2017
Basic outstanding common shares	288.2	286.0	288.1	285.7
Number of shares issuable upon conversion of PDH Common Stock	4.1	6.1	4.2	6.4
Number of shares issuable upon conversion of Series A Preferred Stock	2.0	2.0	2.0	2.0
Number of shares issuable upon vesting and exercise of Stock Options	0.7	0.7	0.7	0.7
Number of shares issuable upon vesting of granted Equity Awards	7.0	5.5	7.0	5.5
Adjusted common shares outstanding	302.0	300.3	302.0	300.3

EBITDA and Adjusted EBITDA:
EBITDA represents earnings before interest, provision for income taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA excluding the impact of additional items which the Company believes are not representative or indicative of its ongoing business, as described in the footnotes located under the Adjusted Earnings Per Share reconciliation tables above. Adjusted EBITDA also includes an allocation of corporate costs, such as compensation expense and professional fees. Management believes adjusted EBITDA provide investors with a more complete understanding of the long-term profitability trends of Platform’s business, and facilitate comparisons of its profitability to prior and future periods. However, these measures, which do not consider certain cash requirements, should not be construed as alternatives to net income or cash flow from operations as measures of profitability or liquidity.
The following tables reconciles GAAP "Net (loss) income attributable to common stockholders" to Adjusted EBITDA:

		Six Months Ended June 30,		Three Months Ended March 31,
(in millions)		2018	2017	2018	2017
Net income (loss) attributable to common stockholders		$49.3	$(85.5)	$37.3	$(24.4)
Add (subtract):
Net income attributable to the non-controlling interests		0.5	1.9	0.7	0.8
Loss from discontinued operations, net of tax		(108.3)	(52.5)	(46.9)	(38.6)
Income tax expense		39.9	21.8	9.9	17.8
Interest expense, net		155.5	171.6	77.2	87.8
Depreciation expense		22.9	22.5	11.7	11.1
Amortization expense		56.9	54.0	28.5	26.6
EBITDA		216.7	133.8	118.4	81.1
Adjustments to reconcile to Adjusted EBITDA:
Restructuring expense	(2)	3.3	7.3	1.7	2.3
Acquisition and integration costs	(4)	4.5	3.5	1.0	3.1
Legal settlement	(5)	—	(10.6)	—	—
Foreign exchange (gain) loss on foreign denominated external and internal long-term debt	(6)	(3.1)	37.8	(7.7)	4.2
Debt refinancing costs	(7)	—	13.8	—	1.0
Gain on sale of equity investment	(11)	(11.3)	—	(11.3)	—
Other, net	(12)	3.4	4.3	2.0	2.7
Adjusted EBITDA		$213.5	$189.9	$104.1	$94.4
NOTE: For footnote descriptions, please refer to the footnotes located under the Adjusted Earnings Per Share reconciliation table above.

		Twelve Months Ended December 31,
(in millions)		2017	2016
Net loss attributable to common stockholders		$(296.2)	$(40.8)
Add (subtract):
Gain on amendment of Series B Convertible Preferred Stock	(9)	—	(32.9)
Net income (loss) attributable to the non-controlling interests		0.6	(3.0)
Loss (income) from discontinued operations, net of tax		103.8	(113.8)
Income tax benefit		(68.6)	(41.3)
Interest expense, net		336.9	372.3
Depreciation expense		46.4	46.6
Amortization expense		109.6	109.1
EBITDA		232.5	296.2
Adjustments to reconcile to Adjusted EBITDA:
Restructuring expense	(2)	23.5	25.0
Amortization of inventory step-up	(3)	—	11.7
Acquisition and integration costs	(4)	4.1	25.1
Legal settlement	(5)	(10.8)	—
Foreign exchange loss on foreign denominated external and internal long-term debt	(6)	53.4	25.8
Debt refinancing costs	(7)	83.1	19.7
Goodwill impairment	(8)	—	46.6
Gain on settlement agreement related to Series B Convertible Preferred Stock	(9)	—	(103.0)
Non-cash change in fair value of preferred stock redemption liability	(9)	—	5.0
Pension plan settlement and curtailment	(10)	10.5	1.7
Other, net	(12)	4.9	14.6
Adjusted EBITDA		$401.2	$368.4
NOTE: For footnote descriptions, please refer to the footnotes located under the Adjusted Earnings Per Share reconciliation table above.